                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the use in this Amendment No. 1 to Registration Statement on Form S-4 of NorthPoint Communications Group, Inc. of our report dated March 6, 2000 relating to the financial statements of NorthPoint Communications Group, Inc., which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

San Francisco, California

May 10, 2000